UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  Tuesday, November 29, 2005

Harbor Bankshares Corp

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:

Maryland

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

25 W Fayette Street Baltimore, Maryland 21201

(Address and zip code of principal executive offices)

410-528-1800

(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01	REGULATION FD DISCLOSURE

Harbor Bank of Maryland, the wholly-owned subsidiary of Harbor Bankshares Corporation, has terminated its previously announced plan to acquire a branch in Randallstown, Maryland and certain related deposits and assets from Susquehanna Bank. Harbor Bank had intended to relocate an existing branch to the site of the Susquehanna Bank branch.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Harbor Bankshares Corp

By:	/s/ Teodoro J. Hernandez

Name:	Teodoro J. Hernandez
Title:	Treasurer
Date:	Tuesday, November 29, 2005